Piper Jaffray West Coast Bank Symposium Brian Vance Chief Executive Officer Don Hinson Chief Financial Officer

FORWARD – LOOKING STATEMENT 2 This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to: • The expected revenues, cost savings, synergies and other benefits from our other merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to, customer and employee retention might be greater than expected; • The credit and concentration risks of lending activities; • Changes in general economic conditions, either nationally or in our market areas; • Competitive market pricing factors and interest rate risks; • Market interest rate volatility; • Balance sheet (for example, loans) concentrations; • Fluctuations in demand for loans and other financial services in our market areas; • Changes in legislative or regulatory requirements or the results of regulatory examinations; • The ability to recruit and retain key management and staff; • Risks associated with our ability to implement our expansion strategy and merger integration; • Stability of funding sources and continued availability of borrowings; • Adverse changes in the securities markets; • The inability of key third-party providers to perform their obligations to us; • Changes in accounting policies and practices and the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; and • These and other risks as may be detailed from time to time in our filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. The Company does not undertake and specifically disclaims any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for the fourth quarter of 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us, and could negatively affect the Company’s operating and stock price performance.

3 COMPANY OVERVIEW

OVERVIEW 4 Overview NASDAQ Symbol HFWA Market Capitalization $539.0 million Institutional Ownership 75.8% Total Assets $3.85 billion Headquarters Olympia, WA # of Branches 63 Year Established 1927 Note: Financial information as of 09/30/2016 and market information as of 10/27/2016 Three banks, one charter

5 HISTORICAL GROWTH – ORGANIC AND ACQUISITIVE Source: Company financials, as of 12/31/2015 Note: All dollars in millions Acquired North Pacific Bancorporation Acquired Washington Independent Bancshares Inc. Acquired Western Washington Bancorp Completed 2 FDIC deals - Pierce Commercial Bank and Cowlitz Bank acquiring $211M and $345M in assets, respectively Acquired Valley Community Bancshares, Inc. with $254M in assets and Northwest Commercial Bank with $65M in assets Merger with Washington Banking Company  In addition to organic growth, HFWA has completed 6 whole bank mergers and 2 FDIC-assisted transactions since 1998

6 STRONG AND DIVERSE ECONOMIC LANDSCAPE • Thriving local economy with job growth in technology and aerospace sectors • Seattle economy ranks 11th largest in the country by GDP, which increased 4.1% since 2013 • Seattle’s population grew 5.2% from 2010 to 2014 • Washington per capita income ranked 13th in the United States at $51,146, 7.3% higher than the national average* • Fortune 500 companies headquartered in Washington, include Amazon, Costco, Microsoft, PACCAR, Nordstrom, Weyerhaeuser, Expeditors, Alaska Air, Expedia and Starbucks • Seattle home prices increased 10.7% from May 2015 to May 2016** Headquartered in Western Washington Major Operations in Western Washington Note: Information for Seattle MSA, where available Sources: U.S. Department of Commerce, Federal Reserve Bank of St. Louis, Office of Financial Management, U.S. Census Bureau, City of Seattle, Puget Sound Economic Forecaster, National Association of Home Builders, S&P Case-Shiller * Per Office of Financial Management Information as of 7/13/2016 ** Information as of May 2016 Joint Base Lewis-McChord

7 FINANCIAL UPDATE

FINANCIAL UPDATE – Q3 2016 8 • Diluted earnings per share were $0.37 for the quarter • Return on average assets was 1.16% and return on average tangible common equity was 11.99% • Dividend declared a regular cash dividend of $0.12 per share and a special cash dividend of $0.25 per share on October 26, 2016 • Total loans receivable, net of allowance for loan losses, increased $52.6 million, or 2.1%, to $2.55 billion • Nonperforming assets decreased $3.9 million, or 25.2% to $11. 5 million Source: Company financials, as of 9/30/2016

9 LOAN PORTFOLIO Loan Portfolio Trends Loan Portfolio Mix - % of Total Source: Company financials, as of 9/30/2016 Note: All dollars in millions *Excludes impact from incremental accretion on purchased loans • Total CRE of 53.5% of total loans • Total C&I and owner-occupied CRE of 47.2% of total loans • Core yield on loans of 4.62% in Q3 2016* • Total loans, net of deferred costs of $2.58 billion • $212.0 million of loan originations in Q3 2016 1-4 Family 3.0% Owner- Occupied CRE 22.4% Nonowner- Occupied CRE 31.1% Commercial & Industrial 24.8% Construction & Land Development 5.8% Consumer 12.9% $2,257 $2,410 $2,466 $2,532 $2,588 76.7% 76.6% 77.8% 79.2% 78.9% 75.0% 75.5% 76.0% 76.5% 77.0% 77.5% 78.0% 78.5% 79.0% 79.5% $2,000 $2,100 $2,200 $2,300 $2,400 $2,500 $2,600 $2,700 2014 2015 Q1 2016 Q2 2016 Q3 2016 Loans, net of deferred loan costs (Incl. HFS) Net Loans / Deposits Ratio

10 KING COUNTY METRO Source: Company financials, as of 9/30/2016 Note: All dollars in millions Funds Under Management = Loans + Deposits $276 $284 $365 $400 $83 $75 $105 $101 $- $100 $200 $300 $400 $500 $600 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Loans Deposits $359 $359 $470 $501

11 DEPOSIT PROFILE Deposit Trends Deposit Mix - % of Total Source: Company financials, as of 9/30/2016 Note: All dollars in millions • Noninterest bearing demand of 26.7% of total deposits • Non-maturity deposits of 88.6% of total deposits • Cost of total deposits of 0.16% in Q3 2016 Noninterest Bearing Demand 26.7% NOW Accounts 29.7% Money Market Accounts 16.5% Savings Accounts 15.7% Certificates of Deposits 11.4% $2,906 $3,108 $3,131 $3,159 $3,242 24.4% 24.8% 25.4% 26.0% 26.7% 22.0% 23.0% 24.0% 25.0% 26.0% 27.0% $2,700 $2,800 $2,900 $3,000 $3,100 $3,200 $3,300 2014 2015 Q1 2016 Q2 2016 Q3 2016 Total Deposits Noninterest Bearing Demand % of Total Deposits

12 NET INTEREST MARGIN TRENDS Net Interest Margin (Core vs. Accretion)* Source: Company financials, as of 9/30/2016 *Impact on net interest margin from incremental accretion on purchased loans 3.83% 3.86% 3.87% 3.84% 3.76% 3.69% 3.82% 3.71% 3.76% 0.49% 0.88% 0.44% 0.35% 0.24% 0.28% 0.22% 0.29% 0.19% 4.32% 4.74% 4.31% 4.19% 4.00% 3.97% 4.04% 4.00% 3.95% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% 5.00% Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Core NIM Accretion* Net Interest Margin

13 CASH, INTEREST EARNING DEPOSITS & INVESTMENT SECURITIES Cash, Interest Earning Deposits & Investment Securities Investment Portfolio Mix Source: Company financials, as of 9/30/2016 Note: All dollars in millions • Total cash, interest earning deposits and investment securities of $937.4 million, or 24.4% of total assets • Average yield on taxable investment securities of 1.95% in Q3 2016 • Average yield on non-taxable investment securities of 2.17% in Q3 2016 (tax equivalent yield of 3.34%) $779 $812 $822 $816 $819 $132 $133 $99 $104 $118 $- $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2014 2015 Q1 2016 Q2 2016 Q3 2016 Total Investment Securities Cash & Interest Earning Deposits MBS & CMOs U.S. Gov't Agency 66.0% Municipal Securities 30.0% US Treasury & U.S. Gov't Agency 0.7% Corporate & CLOs 3.3%

14 NON-INTEREST EXPENSE Source: Company financials, as of 9/30/2016 Note: All dollars in thousands Overhead Ratio = Ratio of non-interest expense (annualized) to average total assets Non-Interest Expense Detail and Overhead Ratio $46,745 $48,074 $11,248 $11,579 $11,185 $52,634 $58,134 $15,121 $14,898 $15,633 3.49% 3.01% 2.91% 2.87% 2.81% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2014 2015 Q1 2016 Q2 2016 Q3 2016 Non-Compensation Expense Compensation & Benefits Expense Overhead Ratio

CREDIT QUALITY TRENDS 15 Source: Company financials, as of 9/30/2016 Note: All dollars in thousands - - - - Loan Loss Reserve and LLR/Loans $27,816 $28,278 $29,004 $29,746 1.22% 1.20% 1.21% 1.24% 1.18% 1.19% 1.20% 1.21% 1.22% 1.23% 1.24% 1.25% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q1 2015 Q2 2015 Q3 2015 Q4 2015 LLR / L oa ns Lo an Lo ss Re se rve ALLL ALLL / Loans $125 $382 $1,218 $2,361 $(290) 0.02% 0.06% 0.20% 0.38% -0.05% -0.10% -0.05% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% $(500) $- $500 $1,000 $1,500 $2,000 $2,500 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 NC Os / A vg . L oa ns Ne t C ha rge -O ffs /(R ec ov eri es ) Net Charge Offs /(Recoveries) Net Charge-Offs and NCOs Annualized/Avg. Loans NPAs / Assets ALLL/Lo s $29,004 $29,746 $29,667 $28,426 $30,211 1.21% 1.24% 1.21% 1.13% 1.17% 1.05% 1.10% 1.15% 1.20% 1.25% 1.30% 1.35% 1.40% 1.45% 1.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 AL LL/ Lo an sA LLL ALL ALL / Loans $851 $1,124 $1,139 $1,120 $1,495 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Pro vis ion Ex pe ns e Provision Expense 0.33% 0.32% 0.39% 0.41% 0.30% 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 NP As / A ss ets

CAPITAL RATIO TRENDS 16 Source: Company financials, as of 9/30/2016 - - Tier-1 Capital Ratio 10.4% 10.5% 10.5% 10.5% 0.00% 4.00% 8.00% 12.00% 2015 Q1 2016 Q2 2016 Q3 2016 9.7% 9.9% 10.0% 9.9% 0.00% 4.00% 8.00% 12.00% 2015 Q1 2016 Q2 2016 Q3 2016 12.7% 12.6% 12.1% 12.0% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2015 Q1 2016 Q2 2016 Q3 2016 13.7% 13.6% 13.0% 13.0% 0.00% 4.00% 8.00% 12.00% 16.00% 20.00% 2015 Q1 2016 Q2 2016 Q3 2016 Tangible Common Equity Ratio Risk Based Capital Ratio Leverage Ratio

PROFITABILITY TRENDS 17 Source: Company financials, as of 9/30/2016 Note: All dollars in thousands, except per share - - - - - - Diluted Earnings Per Share $0.32 $0.32 $0.30 $0.30 $0.37 $- $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 ROAA $9,492 $9,493 $9,091 $8,895 $11,039 $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Dividends Per Share* 1.06% 1.04% 1.00% 0.96% 1.16% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 11.23% 11.04% 10.48% 10.03% 11.99% 9.00% 9.50% 10.00% 10.50% 11.00% 11.50% 12.00% 12.50% Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 ROATCE Net Income

TOTAL SHAREHOLDER RETURN 18 Total Return* – Last Twelve Months Source: SNL Financial, as of 10/27/2016 Note: SNL U.S. Bank $1B-$5B index includes banks nationwide with total assets of $1.0 billion to $5.0 billion *Total return includes stock price appreciation and reinvested dividends **Average Street EPS estimates, per FactSet Research Systems, Inc. ***Dividends based on date declared +4.3% +9.6% -2.3% - - Dividends Per Share*** +0.3% Dividends Per Share*** $0.43 $0.11 $0.12 $0.12 $0.10 42% 37% 40% 32% -5% 5% 15% 25% 35% 45% 55% $- $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 2015 Q1 2016 Q2 2016 Q3 2016 P ayo u t R atio D ivi d en d s Regular Dividends Special Dividends Dividend Payout Ratio Ticker HFWA Exchange NASDAQ Stock Price 18.00$ Market Cap. ($MM) 539.0$ Dividend Yield (Regular Div. Only) 2.67% Average Daily Volume (3 Mo.) Avg. Daily Volume (Shares) 60,959 Avg. Daily Volume ($000s) 1,097$ 52-Week High / Low Price 52-Week High (11/30/2015) 19.80$ 52-Week Low (6/27/2016) 16.40$ Per Share Tg. Book Value Per Share 12.33$ EPS - 2016E** 1.25$ Number of Research Analysts 6 Valuation Ratios Price / Tg. Book Value 146.0% Price / 2016E EPS** 14.4x -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 10/28/2015 1/28/2016 4/28/2016 7/28/2016 S&P 500 SNL Bank SNL U.S. Bank $1B-$5B HFWA

HFWA INVESTMENT THESIS 19 • Western Washington geographic footprint with vibrant economy and attractive long-term demographics • Continued focus on growth trends and capital management – Grow organically and continue to evaluate M&A opportunities – Continue to focus on improving shareholder value • Attractive valuation

20 APPENDIX

HISTORICAL FINANCIAL HIGHLIGHTS 21 Source: Company financials, as of 9/30/2016 Note: All dollars in thousands Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Balance Sheet Total Assets 3,457,750$ 3,480,324$ 3,595,378$ 3,650,792$ 3,678,032$ 3,756,876$ 3,846,376$ Asset Growth (Anlzd. vs. Prior Period) 0.7% 2.6% 13.2% 6.2% 3.0% 8.6% 9.5% Total Loans, net of deferred costs (Incl. HFS) 2,256,659$ 2,354,241$ 2,412,025$ 2,409,724$ 2,466,184$ 2,531,731$ 2,587,941$ Loan Growth (Anlzd. vs. Prior Period) 8.9% 17.3% 9.8% -0.4% 9.4% 10.6% 8.9% Total Deposits 2,906,331$ 2,946,487$ 3,054,198$ 3,108,287$ 3,130,929$ 3,158,906$ 3,242,421$ Deposit Growth (Anlzd. vs. Prior Period) 0.4% 5.5% 14.6% 7.1% 2.9% 3.6% 10.6% Net Loans / Deposits Ratio 76.7% 78.9% 78.0% 76.6% 77.8% 79.2% 78.9% Cash and Securities / Total Assets 26.3% 23.7% 24.6% 25.9% 25.1% 24.5% 24.4% Noninterest Bearing Deposits (% of Total) 24.4% 24.7% 25.0% 24.8% 25.4% 26.0% 26.7% Non-maturity deposits (% of Total) 81.9% 84.3% 85.7% 86.5% 87.0% 87.7% 88.6% Capital Adequacy Tangible Common Equity 324,588$ 330,264$ 340,355$ 342,152$ 352,698$ 362,938$ 369,251$ Tangible Common Equity Ratio 9.8% 9.9% 9.8% 9.7% 9.9% 10.0% 9.9% Leverage Ratio 10.2% 10.6% 10.5% 10.4% 10.5% 10.5% 10.5% Risk Based Capital Ratio 15.1% 14.1% 13.4% 13.7% 13.6% 13.0% 13.0% Credit Quality Ratios NPAs / Total Assets 0.43% 0.39% 0.33% 0.32% 0.39% 0.41% 0.30% NCOs (Anlzd.)/ Avg. Loans 0.63% 0.13% 0.02% 0.06% 0.20% 0.38% -0.05% ALLL / Gross Loans 1.23% 1.20% 1.21% 1.24% 1.21% 1.13% 1.17% Income Statement and Performance Ratios Net Interest Income 36,780$ 32,470$ 31,940$ 32,535$ 32,760$ 33,085$ 33,606$ Net Income 7,255$ 8,725$ 9,492$ 9,493$ 9,091$ 8,895$ 11,039$ ROAA 0.83% 1.01% 1.06% 1.04% 1.00% 0.96% 1.16% Net Interest Margin 4.74% 4.19% 4.00% 3.97% 4.04% 4.00% 3.95% Noninterest Expense / Avg. Assets 3.36% 3.01% 3.05% 2.92% 2.91% 2.87% 2.81% Avg Assets Per Employee 4,421$ 4,552$ 4,634$ 4,837$ 4,934$ 4,993$ 5,141$ Efficiency Ratio 71.9% 66.3% 65.9% 66.9% 66.3% 66.8% 61.7% (1) Operating revenue = net interest income + non-interest income

DISCOUNTS ON ACQUIRED LOANS 22 • $14.7 million remaining loan discount on acquired loans Source: Company information, as of 9/30/2016 Note: All dollars in thousands $23,446 $21,639 $20,350 $18,563 $17,494 $14,747 2.55% 2.48% 2.41% 2.31% 2.35% 2.12% 2.00% 2.25% 2.50% 2.75% 3.00% 3.25% 3.50% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 6/30/2015 9/30/2015 12/31/2015 3/31/2016 6/30/2016 9/30/2016 Remaining Loan Mark Discount % Covered Non-Covered Total 6/30/2015 Loan Balance 110,590$ 809,629$ 920,219$ Remaining Loan Mark 2,903$ 20,543$ 23,446$ Recorded Investment 107,687$ 789,086$ 896,773$ Discount % 2.63% 2.54% 2.55% 9/30/2015 Loan Balance -$ 871,827$ 871,827$ Remaining Loan Mark -$ 21,639$ 21,639$ Recorded Investment -$ 850,188$ 850,188$ Discount % - 2.48% 2.48% 12/31/2015 Loan Balance -$ 844,549$ 844,549$ Remaining Loan Mark -$ 20,350$ 20,350$ Recorded Investment -$ 824,199$ 824,199$ Discount % - 2.41% 2.41% 3/31/2016 Loan Balance -$ 801,913$ 801,913$ Remaining Loan Mark -$ 18,563$ 18,563$ Recorded Investment -$ 783,350$ 783,350$ Discount % - 2.31% 2.31% 6/30/2016 Loan Balance -$ 745,480$ 745,480$ Remaining Loan Mark -$ 17,494$ 17,494$ Recorded Investment -$ 727,986$ 727,986$ Discount % - 2.35% 2.35% 9/30/2016 Loan Balance -$ 696,577$ 696,577$ Remaining Loan Mark -$ 14,747$ 14,747$ Recorded Investment -$ 681,830$ 681,830$ Discount % - 2.12% 2.12% Total Acquired Loans

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